UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2019 (May 8, 2019)

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 Par Value	CRD A	New York Stock Exchange
Class B Common Stock, $1.00 Par Value	CRD B	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Crawford & Company (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) on Wednesday, May 8, 2019. The total number of shares of the Company’s Class B common stock entitled to vote at the Annual Meeting was 23,030,725, and each share was entitled to one vote for each director nominee, and one vote on each of the other matters acted upon at the Annual Meeting. The number of shares represented at the Annual Meeting by valid proxies or ballots was 22,087,282 shares, which was 95.9% of the shares of stock entitled to vote at the Annual Meeting. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

1.

Election of Directors. All of the nominees for director listed below were elected to serve as directors until the Company’s next annual meeting of shareholders and until their successors are elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Harsha V. Agadi	20,617,212	69,295	1,400,775
Jesse C. Crawford	18,781,794	1,904,713	1,400,775
Jesse C. Crawford, Jr.	18,865,869	1,820,638	1,400,775
Lisa G. Hannusch	20,659,653	26,854	1,400,775
Michelle E. Jarrard	20,634,552	51,955	1,400,775
Charles H. Ogburn	20,638,039	48,468	1,400,775
Rahul Patel	20,625,273	61,234	1,400,775
D. Richard Williams	20,642,484	44,023	1,400,775

2.

Proposed to approve, on an advisory basis, the compensation paid to the Company’s named executive officers in 2018. The shareholders approved the compensation paid to certain of the Company’s executive officers in 2018. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,629,764	52,043	4,700	1,400,775

3.

Proposed to approve the 2019 Crawford & Company U.K. Sharesave Scheme and the authorization of 2,000,000 shares of Class A Common Stock for issuance under the plan. The shareholders approved the 2019 U.K. Sharesave Scheme and the 2,000,000 Class A Shares for issuance. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,606,810	78,662	1,035	1,400,775

4.

Proposed to approve an amendment to the Crawford & Company Non-Employee Director Stock Plan. The shareholders approved the amendment to the Crawford & Company Non-Employee Director Stock Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,405,637	279,376	1,494	1,400,775

5.

Proposed to approve an amendment to the Crawford & Company 2016 Omnibus Stock and Incentive Plan. The shareholders approved the amendment to the Crawford & Company 2016 Omnibus Stock and Incentive Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
18,719,642	1,966,234	631	1,400,775

6.

Ratification of Independent Auditor. The shareholders ratified the appointment of Ernst & Young LLP as independent auditor for the Company for the 2019 fiscal year. The vote on the ratification was as follows:

For	Against	Abstain
21,988,923	95,480	2,879

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Joseph O. Blanco
Name: Joseph O. Blanco Title: EVP, General Counsel

Date: May 13, 2019